UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 6, 2006
                               (November 30, 2006)


                              Remote Dynamics, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-26140            51-0352879
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(State or other jurisdiction       (Commission        (I.R.S. Employer
     of incorporation)             File Number)      Identification No.)

               1155 Kas Drive, Suite 100, Richardson, Texas 75081
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                    (Address of principal executive offices)

                                 (972) 301-2000
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                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that is based upon beliefs of, and information currently available to, the Registrant's management, as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2006, Remote Dynamics, Inc. (the "Company") entered into (a) a Note and Warrant Purchase Agreement with Bounce Mobile Systems, Inc. ("BMSI") and other accredited investors and (b) a Share Exchange Agreement with BMSI.

Note and Warrant Purchase Agreement

Pursuant to the Note and Warrant Purchase Agreement, the Company will receive up to $1,754,000 in gross proceeds (of which BMSI has committed to provide $1,200,000) from the sale of up to (i) $1,754,000 principal amount of its Series B Subordinated Secured Convertible Promissory Notes ("Series B Notes'), (ii) $701,600 principal amount of its Original Issue Discount Series B Subordinated Secured Convertible Promissory Notes ("OID Notes"), (iii) its Series E-7 warrants ("Series E-7 Warrants") to purchase 82,218,750 shares of its common stock and (iv) its Series F-4 warrants ("Series F-4 Warrants") to purchase 82,218,750 shares of its common stock.

      o The Series B Notes and the OID Notes are secured by all of the assets of the Company, subject to existing liens, are due December 4, 2009 and begin amortization of principal (in nine quarterly installments) on August 1, 2007. The Company may make principal installment payments in cash or in registered shares of the Company's common stock. If paid in common stock, certain conditions must be satisfied, and the number of registered shares to be paid to the holder must be an amount equal to the principal installment amount divided by the greater of (i) $0.02 and (ii) 90% of the average of the volume weighted average trading prices of the common stock for the ten trading days immediately preceding the principal payment. The Series B Notes and OID Notes are convertible into Company common stock at an initial conversion price of $0.016 per share, subject to reduction if the Company fails to achieve specified financial and operating milestones and subject to adjustment for stock splits and combinations, certain dividends and distributions, reclassification, exchange or substitution, reorganization, merger, consolidation or sales of assets; issuances of additional shares of common stock, and issuances of common stock equivalents.

      o The E-7 Warrants have an exercise price of $0.02 per share, subject to adjustment for stock splits and combinations, certain dividends and distributions, reclassification, exchange or substitution, reorganization, merger, consolidation or sales of assets; issuances of additional shares of common stock, and issuances of common stock equivalents. The E-7 Warrants are exercisable for a seven-year period from the date of issuance.


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      o     The F-4 Warrants have an exercise price of $0.03 per share, subject to adjustment for stock splits and combinations, certain dividends and distributions, reclassification, exchange or substitution, reorganization, merger, consolidation or sales of assets; issuances of additional shares of common stock, and issuances of common stock equivalents. The F-4 Warrants are exercisable for a four-year period beginning on the date a resale registration statement for the shares underlying the warrants is declared effective by the Securities and Exchange Commission (the "SEC").

The private placement is structured to occur in four closings, each providing $438,500 in gross proceeds to the Company. The first closing occurred on December 4, 2005. The second closing will occur within five business days after the date that the Company files a preliminary proxy statement with the SEC with respect to stockholder approval of an increase in the number of its authorized shares of common stock to at least 575,000,000 and a one-for-fifty reverse stock split of its common stock. The third closing will occur within five business days after the date that the Company files an amendment to its Certificate of Incorporation making effective the increase in number of authorized shares and the reverse stock split. The fourth closing will occur within five business days after the date that an initial resale registration statement for the shares underlying the notes and warrants issued in the private placement is declared effective by the SEC. Each closing is subject to certain other conditions being satisfied, including (i) the representations and warranties of the Company in the agreement being true and correct in all material respects as of each closing date, (ii) the Company having performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the agreement to be performed, satisfied or complied with by the Company at or prior to each closing date, and (iii) no material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries having occurred.

The private placement of notes and warrants was offered and sold solely to accredited investors in reliance on the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended.

As a result of the private placement and pursuant to the terms of "most favored nations" rights granted to investors in the Company's February 2006 private placement of its series A senior secured convertible notes ("Series A Notes"), the Company expects to issue to certain of its February 2006 private placement investors, in exchange for $1,652,111 principal amount of the Series A Notes, an additional (i) $1,784,111 principal amount of Series B Notes, (ii) $713,644 principal amount of OID Notes, (iii) E-7 Warrants to purchase 83,690,203 shares of its common stock and (iv) F-4 Warrants to purchase 83,690,203 shares of its common stock. The Company will receive no additional proceeds from the exchange.

Under the terms of the private placement, the Company has agreed to use its commercially reasonable efforts to obtain stockholder approval for an increase in the number of its authorized shares of common stock to at least 575,000,000 and a one-for-fifty reverse stock split of its common stock. The Company also has agreed to prepare and file one or more resale registration statements with the SEC for the shares of common stock underlying the notes and warrants issued in the private placement. Specifically, the Company is obligated to (a) file an initial registration statement with the SEC on or before the earlier of (i) March 4, 2007 and (ii) the 30th day following the date the Company's stockholders approve the increase in authorized shares and reverse stock split described above and (b) have the initial registration statement declared effective not later than the 60th day after the registration statement is filed (or 90 days if the registration statement receives a full review by the SEC). If the initial registration statement is not filed or declared effective within these time frames or the Company fails to meet other specified deadlines, the investors will be entitled to monetary liquidated damages equal to 1.5% of the total amount invested by such investor in the private placement for each calendar month, or portion thereof, thereafter, up to a maximum liquidated damages amount of not more than 9% of the amount invested by each investor. The Company is obligated to maintain the effectiveness of the registration statement for up to two years.


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The Company also granted the investors in the private placement "most favored nations" rights. Specifically, as long as the notes issued in the private placement remain outstanding, if the Company consummates another financing of common stock or securities convertible, exercisable or exchangeable into common stock, the investors will have the right to exchange any remaining notes that they purchased in the private placement for the securities offered in the new financing.

Midtown Partners & Co., LLC, a NASD member firm, acted as the sole placement agent in the private placement. In connection with the private placement, the Company will pay to Midtown Partners consideration consisting of (a) a cash sales commission of $210,480 (representing 12% of the gross proceeds raised in the private placement), (b) warrants to purchase 54,723,333 shares of common stock (representing 15% of the aggregate number of shares of common stock issuable upon conversion of the notes sold in the private placement and issued pursuant to the Share Exchange Agreement), with each warrant having an exercise price of $0.016 per share and being exercisable for _____ years, (c) E-7 Warrants to purchase 29,525,000 shares of common stock (representing 15% of the aggregate number of shares of common stock underlying the E-7 Warrants sold in the private placement and issued pursuant to the Share Exchange Agreement), and
(d) F-4 Warrants to purchase 29,525,000 shares of common stock (representing 15% of the aggregate number of shares of common stock underlying the F-4 Warrants sold in the private placement and issued pursuant to the Share Exchange Agreement). The Company also agreed to pay legal fees in the amount of $35,000 to legal counsel for the investors in the private placement.


Share Exchange Agreement

Pursuant to the Share Exchange Agreement, the Company agreed to acquire from BMSI 100% of the capital stock of BounceGPS, Inc., a provider of mobile asset management solutions, in exchange for:

      o 5,000 shares of the Company's newly authorized series C convertible preferred stock ("Series C Preferred Stock")
      o     A Series B Note in the principal amount of $660,000
      o     An OID Note in the principal amount of $264,000
      o     An E-7 Warrant to purchase 30,937,500 shares of common stock
      o     A F-4 Warrant to purchase 30,937,500 shares of common stock

The terms of the Series C Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of the Series C Preferred Stock, the most significant of which are as follows:

Face Amount. The face amount of the Series C Preferred Stock is $1,000 per share.

Ranking. The Series C Preferred Stock ranks junior to the Company's series B convertible preferred stock and senior to its common stock with respect to payment of dividends and amounts upon any liquidation, dissolution or winding up of the Company.

Dividends. Holders of shares of Series C Preferred Stock are entitled to receive cumulative dividends in an amount equal to 8% per year, payable at the election of the holder of the Series C Preferred Stock in cash or additional shares of Series C Preferred Stock.

Conversion. Each holder of Series C Preferred Stock has the right to convert its shares of Series C Preferred Stock into shares of the Company's common stock at an initial conversion rate equal to (x) 51% of the number of the Company's fully diluted shares, as defined to include, without limitation:


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      o     Shares of common stock outstanding on the date of issuance of the
            Series C Preferred Stock;
      o Shares of common stock issuable upon conversion, exercise or exchange of any convertible security or purchase right outstanding on the date of issuance (including, without limitation, the Series C Preferred Stock, the Company's series B convertible preferred stock, the Series A Notes, the Series B Notes, the OID Notes, the E-7 Warrants and the F-4 Warrants);
      o Shares of common stock issuable upon conversion, exercise or exchange of any convertible security or purchase right issued after the issuance date of the Series C Preferred Stock in conversion, exercise or exchange of securities outstanding as of the issuance date or as a dividend, interest payment, liquidated damages, penalty, compromise, settlement or other payment of certain securities or pursuant to or in connection with any agreement, indebtedness or other obligation of the Company existing as of the issuance date, or with respect to any amendment, waiver or modification thereto or extension thereof;
      o Shares of common stock issued after the issuance date of the Series C Preferred Stock as a dividend, interest payment, liquidated damages, penalty, compromise, settlement or other payment of certain securities or pursuant to or in connection with any agreement, indebtedness or other obligation of the Company existing as of the issuance date, or with respect to any amendment, waiver or modification thereto or extension thereof; and
      o Shares of common stock authorized for issuance from time to time under the Company's equity incentive plans,

divided by (y) the number of shares of Series C Preferred Stock originally issued. The conversion rate is subject to adjustment in the event of distributions of assets or securities and events affecting all of the Company's common stockholders on a pro rata basis so that the conversion rate is proportionately increased or decreased to reflect the event and under certain other circumstances. In addition, if there is a change of control, then each holder of Series C Preferred Stock has the right to receive upon conversion, in lieu of common stock otherwise issuable, such shares of stock, securities or other property as would have been issued or payable in such change of control with respect to the number of shares of common stock which would have been issuable upon conversion had such change of control not taken place (subject to appropriate revisions to preserve the economic value of the Series C Preferred Stock before the change of control).

Redemption by Holder. The holders of shares of Series C Preferred Stock have the right to cause the Company to redeem any or all of their shares at a price equal to face value, plus accrued but unpaid dividends, in the following events:

      o the Company's common stock is suspended from trading on any of, or is not listed (and authorized) for trading on at least one of, the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the Over-the-Counter Bulletin Board , for an aggregate of ten or more trading days in any twelve month period;
      o the Company fails to remove any restrictive legend on any certificate or any shares of common stock issued to the holders of Series C Preferred Stock upon conversion of the Series C Preferred Stock as and when required and such failure continues uncured for five business days;
      o the Company provides written notice (or otherwise indicate) to any holder of Series C Preferred Stock, or states by way of public announcement distributed via a press release, at any time, of its intention not to issue, or otherwise refuses to issue, shares of common stock to any holder of Series C Preferred Stock upon conversion in accordance with the terms of the certificate of designation for Series C Preferred Stock;
      o the Company or any of its subsidiaries makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver or trustee for us or for a substantial part of its property or business;


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      o     bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any of its subsidiaries which shall not be dismissed within 60 days of their initiation; or
      o     the Company:
            o sells, conveys or disposes of all or substantially all of its assets;
            o merges or consolidates with or into, or engage in any other business combination with any other person or entity, in any case which results in either (i) the holders of its voting securities immediately prior to such transaction holding or having the right to direct the voting of fifty percent (50%) or less of its total outstanding voting securities or such other surviving or acquiring person or entity immediately following such transaction or (ii) the members of its board of directors comprising fifty percent (50%) or less of the members of its board of directors or such other surviving or acquiring person or entity immediately following such transaction;
            o has fifty percent (50%) or more of the voting power of our capital stock owned beneficially by one person, entity or "group";
            o experiences any other change of control not otherwise addressed above; or
      o the Company otherwise breaches any material term under the Share Exchange Agreement or private placement transaction documents, and if such breach is curable, shall fail to cure such breach within 10 business days after it has been notified thereof in writing by the holder.

For purposes of the Series C Preferred Stock, a change of control means any sale, transfer or other disposition of all or substantially all of the Company's assets, the adoption of a liquidation plan, any merger or consolidation where it is not the surviving entity with its capital stock unchanged, any share exchange where all of its shares are converted into other securities or property, any sale or issuance by it granting a person the right to acquire 50% or more of its outstanding common stock, any reclassification of its common stock, and the first day on which the current member of the Company's board of directors cease to represent at least a majority of the members of its board of directors then serving.

Company Redemption. If BMSI defaults in its obligations under the Note and Warrant Purchase Agreement (provided that all of the conditions applicable to such obligations shall have been fulfilled), the Company has the right to repurchase a number of shares of Series C Preferred Stock equal to the product of (i) 1.5 times the percentage of BMSI's total commitment which is in default, multiplied by (ii) the number of shares of Series C Preferred Stock originally issued at a redemption price equal to $1.00 per share.

Voting Rights. Except as otherwise provided in the certificate of designation and as otherwise required by the Delaware General Corporation Law, each holder of Series C Preferred Stock has the right to vote on all matters before the common stockholders on an as-converted basis voting together with the common stockholders as a single class. In addition, once BMSI funds at least $600,000 of its $1.2 million commitment under the Note and Warrant Purchase Agreement, the holders of a majority of the Series C Preferred Stock, voting as a separate class, have the right to appoint (a) a majority of the members of the Company's Board of Directors (as long as the Company has not exercised its redemption right with respect to the Series C Preferred Stock, as described above) and (b) if the Company has so exercised its redemption right, a number of members of the Company's Board of Directors equal to the result (rounded down to the nearest whole number) of the aggregate face amount of the outstanding shares of Series C Preferred Stock, divided by $1,666,666.

Restricted Actions. So long as any shares of Series C Preferred Stock are outstanding, the Company is not permitted to take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval of the majority holders of Series C Preferred Stock:


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      o     alter or change the rights, preferences or privileges of the Series
            C Preferred Stock, or increase the authorized number of shares of Series C Preferred Stock;
      o     amend the Company's certificate of incorporation or bylaws;
      o issue any shares of Series C Preferred Stock other than pursuant to Share Exchange Agreement or as a dividend;
      o redeem, repurchase or otherwise acquire, or declare or pay any cash dividend or distribution on, any securities ranking junior to the Series C Preferred Stock;
      o     increase the par value of the Company's common stock;
      o sell all or substantially all of its assets or stock, or consolidate or merge with another entity;
      o     enter into or permit to occur any change of control transaction;
      o     liquidate, dissolve, recapitalize or reorganize;
      o     change its principal business;
      o alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series C Preferred Stock;
      o create or issue any securities ranking senior or equal to the Series C Preferred Stock;
      o enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or
      o cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

In the Share Exchange Agreement transaction, the Company also granted to BMSI, registration rights and "most favored nation" rights (substantially similar to those granted to the November 2006 private placement investors as described above) with respect to the Series B Note, the OID Note, the E-7 Warrant, and the F-4 Warrant issued pursuant to the Share Exchange Agreement (and the shares of the Company's common stock issuable upon conversion or exercise of such securities).

In connection with the Share Exchange Agreement, the holders of the Company's series B convertible preferred stock agreed to certain amendments to the terms of the series B convertible preferred stock and the related securities purchase agreement, including a reduction in dividends payable on the series B convertible preferred stock, and the elimination of certain redemption rights and protective class voting rights.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 4, 2006, the Company closed on the acquisition of the capital stock of BounceGPS, Inc. and the transactions contemplated by the Share Exchange Agreement with BMSI. See Item 2.02 sbove.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 4, 2006, the Company became directly obligated on the financial obligations represented by the Series B Notes and OID Notes issued pursuant to the Note and Warrant Purchase Agreement and the Share Exchange Agreement (and transactions contemplated thereunder) described in Item 1.01 above.

The amounts payable under the Series B Notes and the OID Notes may be accelerated or increased upon the occurrence of an event of default, as defined in the notes, including:


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      o     the failure of the Company to make the principal installment amount on a designated principal payment date;
      o the failure of the initial registration statement covering the resale of the notes and warrants to be declared effective by the SEC on or prior to one hundred eighty days after the original issuance of the notes;
      o the suspension from listing or failure of the Company's common stock to be listed on the OTC Bulletin Board or one of the major exchanges;
      o the Company's notice to the holder of its inability to comply or intention not to comply with proper requests for conversion of the notes;
      o the Company's failure to timely deliver shares of common stock upon conversion, to file a registration statement, or to make payment of fees under the notes, the purchase agreement or related registration rights agreement;
      o the lapsing of the effectiveness of a registration statement covering the resale of the notes and warrants for a period of ten consecutive trading days;
      o the Company's default in the performance of any material covenant in the notes, the purchase agreement, the related registration rights agreement and other ancillary documents;
      o the Company's making of a false or incorrect representation or warranty in the purchase agreement, the related registration rights agreement and other ancillary documents;
      o the Company's default in any payment of principal or interest on any indebtedness, or default in the observance or performance of any other agreement relating to such indebtedness, in excess of $100,000;
      o the Company's application for appointment of a receiver or liquidator or filing a petition in bankruptcy or other similar relief;
      o the filing of a proceeding against the Company seeking the liquidation, reorganization, or dissolution of the Company or similar relief;
      o the Company's failure to instruct its transfer agent to remove any legends from shares of common stock eligible to be sold under Rule 144 of the Securities Act of 1933 and to issue such to the holder;
      o the Company's failure to pay any amounts due to the holder under the notes, the purchase agreement or the related registration rights agreement within three business days of the due date; and
      o the occurrence of an event of default under any of the other notes contemplated by the Note and Warrant Purchase Agreement or the Share Exchange Agreement.

The Series A Notes and OID Notes provide for a prepayment by the Company, at the option of the holder, (a) if an event of default occurs, at a price equal to 120% of the aggregate principal amount of the notes and (b) if a major transaction (as defined in the notes) occurs, at a price equal to the aggregate principal amount of the notes.

Item 3.02. Unregistered Sales of Equity Securities

On December 4, 2006, the Company closed on $438,500 in gross proceeds in the first closing under the Note and Warrant Purchase Agreement. See Item 1.01 above.

On December 4, 2006, the Company closed on the acquisition of the capital stock of BounceGPS, Inc. and the transactions contemplated by the Share Exchange Agreement with BMSI. See Item 1.01 above.

Item 5.01. Changes in Control of Registrant

As a result of the Share Exchange Agreement and Note and Warrant Purchase Agreement transactions (described in item 1.01 above), BMSI, as the sole holder of the Company's Series C Preferred Stock, has acquired beneficial ownership of in excess of 51% of the Company's voting securities. In addition, once BMSI funds at least $600,000 of its $1.2 million commitment under the Note and Warrant Purchase Agreement, as holder of a majority of the Series C Preferred Stock, voting as a separate class, it will have the right to appoint a majority of the members of the Company's Board of Directors (as long as the Company has not exercised its redemption right with respect to the Series C Preferred Stock, as described above.


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On December 4, 2006, Christopher Phillips resigned as a member of the Company's Board of Directors. Mr. Phillips' resignation was not because of a disagreement with the Company, on any matter relating to its operations, policies, or practices. Mr. Phillips was a member of the audit committee of the Board of Directors.

On December 4, 2006, the Company's Board of Directors appointed David Walters as Chairman of the Board of Directors and Keith Moore as a member of the Board of Directors to fill two of the current vacancies on the Board. Mr. Moore will serve as a member of the audit committee of the Board of Directors.

David Walters, age 43, has served as Chairman and Chief Executive Officer of Bounce Mobile Systems, Inc., since July 2006. Since February 2000, he has served as a managing member of Monarch Bay Capital Group, LLC, a consulting company. Mr. Walters has extensive experience in investment management, corporate growth development strategies and capital markets. Mr. Walters earned a B.S. in Bioengineering from the University of California, San Diego in 1985. Mr. Walters also serves as Chairman of the Board of Directors of Monarch Staffing, Inc. (OTCBB Symbol: MTSI) and a member of the Board of Directors of Precision Aerospace Components, Inc. (OTCBB Symbol: PAOS).

Keith Moore, age 44, is Chairman and Chief Executive Officer of DataLogic International, Inc. (OTCBB Symbol: DLGI), an information technology company, positions he has held since January 2005. From April 1999 to January 2005, Mr. Moore served as Chairman and Chief Executive Officer of iTechexpress, Inc. Mr. Moore received his Bachelors degree in Finance from Eastern Michigan University in 1982 and his Masters degree from Eastern Michigan University in Finance in 1984. Mr. Moore also serves as member of the Board of Directors of Monarch Staffing, Inc. . Item 8.01. Other Events

The Company issued a press release describing the transactions described in this Report on December 5, 2006, a copy of which is included as an Exhibit to this Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of BounceGPS, Inc.

      To be provided by amendment within 71 days from the date hereof.

(b) Pro Forma Financial Information

      To be provided by amendment within 71 days from the date hereof.


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(c) Exhibits:

Exhibit No.       Description

10.1              Note and Warrant Purchase Agreement for November 2006 Private
                  Placement

10.2              Form of Series B Note for November 2006 Private Placement

10.3              Form of OID Note for November 2006 Private Placement

10.4              Form of F-7 Warrant for November 2006 Private Placement

10.5              Form of E-4 Warrant for November 2006 Private Placement

10.6              Form of Registration Rights Agreement for November 2006
                  Private Placement

10.7              Form of Security Agreement for November 2006 Private Placement

10.8              Share Exchange Agreement with BMSI

10.9 Certificate of Designations, Preferences and Rights for Series C Convertible Preferred Stock

10.10             Registration Rights Agreement with BMSI

10.11             Security Agreement with BMSI

10.12             Series B Note (issued pursuant to Share Exchange Agreement)

10.13             OID Note (issued pursuant to Share Exchange Agreement)

10.14             F-7 Warrant (issued pursuant to Share Exchange Agreement)

10.15             E-4 Warrant (issued pursuant to Share Exchange Agreement)

10.16 Amended and Restated Certificate of Designations, Preferences and Rights for Series B Convertible Preferred Stock

10.17 Amendment No. 1 to Securities Purchase Agreement (Series B Convertible Preferred Stock)

99.1              Press Release, dated December 6, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2006                      REMOTE DYNAMICS, INC.


                                            By: /s/ Neil Read
                                                --------------------------
                                            Name: Neil Read
                                            Title: Chief Financial Officer


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